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                                                                 EXHIBIT e(1)(c)


                                AMENDMENT NO. 2
                                      TO
                          FIRST AMENDED AND RESTATED
                         MASTER DISTRIBUTION AGREEMENT
                                    BETWEEN
                          SHORT-TERM INVESTMENTS CO.
                                      AND
                            FUND MANAGEMENT COMPANY

     The Master Distribution Agreement (the "Agreement"), dated July 1, 2000, as amended, by and between SHORT-TERM INVESTMENTS CO., a Maryland corporation and FUND MANAGEMENT COMPANY, a Texas corporation, is hereby amended as follows:

     Appendix A to the Agreement is hereby deleted in its entirety and replaced with the following:

                                "APPENDIX A TO
                          FIRST AMENDED AND RESTATED
                       MASTER DISTRIBUTION AGREEMENT OF
                          SHORT-TERM INVESTMENTS CO.

Cash Assets Portfolio
---------------------
 .  Institutional Class


Liquid Assets Portfolio
-----------------------
 .  Cash Management Class
 .  Institutional Class
 .  Personal Investment Class
 .  Private Investment Class
 .  Reserve Class
 .  Resource Class
 .  Sweep Class


Prime Portfolio
---------------
 .  Cash Management Class
 .  Institutional Class
 .  Personal Investment Class
 .  Private Investment Class
 .  Reserve Class
 .  Resource Class
 .  Sweep Class"

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     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Dated: _____________, 2001.

                                                      SHORT-TERM INVESTMENTS CO.


Attest:                                               By:
        ------------------------                          ----------------------
        Assistant Secretary                               President

(SEAL)



                                                      FUND MANAGEMENT COMPANY


Attest:                                               By:
        ------------------------                          ----------------------
        Assistant Secretary                               President


(SEAL)

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